UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 21, 2026
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CONCENTRA GROUP HOLDINGS PARENT, INC.

(Exact Name of Registrant as Specified in Its Charter)
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001-42188
(Commission File Number)

Delaware	30-1006613
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

5080 Spectrum Drive, Suite 1200W
Addison, TX, 75001
(Address of principal executive offices) (Zip code)

(972) 364-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Stock Repurchase Agreement
On August 21, 2026, Concentra Group Holdings Parent, Inc. (the “Company”) entered into a stock repurchase agreement (the “Stock Repurchase Agreement”) with Robert A. Ortenzio, chairman of the Company’s Board of Directors (the “Board”), and certain related entities listed on Schedule I thereto (the “Stockholders”) for the purchase by the Company of 1,000,000 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”) from the Stockholders in a privately-negotiated transaction at a purchase price of $34.65 per share and for a total purchase price of $34,650,000. The purchase price represents a 1% discount to the closing price for the Common Stock on August 21, 2026. The Stockholders have informed the Company that they are entering into the Stock Repurchase Agreement in order to diversify their investment portfolios for financial planning purposes. The Stock Repurchase Agreement contains customary representations and warranties and covenants, and the transaction closed on August 24, 2026.
The Audit and Compliance Committee of the Board, comprised solely of independent directors, approved the Stock Repurchase Agreement. The purchase was funded through the Company’s cash on hand. The shares purchased by the Company represent approximately .784% of the issued and outstanding shares of Common Stock of the Company immediately prior to the transaction. The transactions under the Stock Repurchase Agreement were made pursuant to the Company’s previously announced share repurchase program.
The foregoing description of the Stock Repurchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Stock Repurchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1	Stock Repurchase Agreement, dated as of August 21, 2026, by and among the Company, Robert A. Ortenzio and certain related entities.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCENTRA GROUP HOLDINGS PARENT, INC.

Date: August 27, 2026	By:	/s/ Timothy Ryan
Timothy Ryan
Executive Vice President and Chief Legal Counsel